                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               GROVE HOLDINGS LLC
                          GROVE HOLDINGS CAPITAL, INC.

                            OFFER TO EXCHANGE THEIR
    11 5/8% SENIOR DISCOUNT DEBENTURES DUE 2009, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, FOR ANY AND ALL OF THEIR OUTSTANDING 11 5/8%
                                SENIOR DISCOUNT
                              DEBENTURES DUE 2009
                 PURSUANT TO THE PROSPECTUS, DATED       , 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:OO P.M. NEW YORK CITY TIME, ON            ,
     1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
         PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------
                                   DELIVERY
                                      TO:

            UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

BY HAND UP TO 4:30 PM:                     United States Trust Company of New York
                                           111 Broadway
                                           Lower Level
                                           New York, New York 10006
                                           Attention: Corporate Trust Services
                                           Telephone: 1(800) 548-6565
                                           Facsimile: (212) 780-0592

BY OVERNIGHT COURIER AND BY HAND AFTER     United States Trust Company of New York
4:30 PM ON THE EXPIRATION DATE ONLY:       770 Broadway, 13th Floor
                                           New York, New York 10003
                                           Attention: Corporate Trust Services
                                           Telephone: 1(800) 548-6565
                                           Facsimile: (212) 780-0592

BY REGISTERED OR CERTIFIED MAIL:           United States Trust Company of New York
                                           Post Office Box 844
                                           New York, New York 10276-0844
                                           Attention: Corporate Trust Services,
                                           Cooper Station
                                           Telephone: 1(800) 548-6565
                                           Facsimile: (212) 780-0592

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated            , 1998 (the "Prospectus"), of Grove Holdings LLC, a
Delaware limited liability company (the "Company" or "Grove"), and Grove Holdings Capital, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Grove Capital" and, together with the Company, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers offer (the "Exchange Offer") to exchange up to $88,000,000 in aggregate principal amount at maturity of their 11 5/8% Senior Discount

Debentures due 2009 (the "Exchange Debentures"), for a like principal amount of their outstanding 11 5/8% Senior Discount Debentures due 2009 that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") (the "Senior Discount Debentures").

    For each Senior Discount Debenture accepted for exchange, the holder of such Senior Discount Debenture will receive an Exchange Debenture having a principal amount equal to that of the surrendered Senior Discount Debenture.

    This Letter is to be completed by a holder of Senior Discount Debentures either if certificates are to be forwarded herewith or if a tender of certificates for Senior Discount Debentures, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Discount Debentures" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders of Senior Discount Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Senior Discount Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Senior Discount Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Senior Discount Debentures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Senior Discount Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Senior Discount Debentures should be listed on a separate signed schedule affixed hereto.

 ---------------------------------------------------------------------------------------
                        DESCRIPTION OF SENIOR DISCOUNT DEBENTURES
 ---------------------------------------------------------------------------------------
                                                (1)             (2)             (3)
                                                             AGGREGATE
                                                             PRINCIPAL
                                                             AMOUNT OF
  NAME(S) AND ADDRESS(ES) OF REGISTERED                        SENIOR        PRINCIPAL
                HOLDER(S)                   CERTIFICATE       DISCOUNT         AMOUNT
       (PLEASE FILL IN, IF BLANK)            NUMBER(S)*     DEBENTURE(S)     TENDERED**
-----------------------------------------------------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                           ----------------------------------------------

                                               TOTAL

-----------------------------------------------------------------------------------------
 * NEED NOT BE COMPLETED IF SENIOR DISCOUNT DEBENTURES ARE BEING TENDERED BY BOOK-ENTRY
   TRANSFER.
** UNLESS OTHERWISE INDICATED IN THIS COLUMN, A HOLDER WILL BE DEEMED TO HAVE TENDERED
   ALL OF THE SENIOR DISCOUNT DEBENTURES REPRESENTED BY THE SENIOR DISCOUNT DEBENTURES
   INDICATED IN COLUMN 2. SEE INSTRUCTION 2. SENIOR DISCOUNT DEBENTURES TENDERED HEREBY
   MUST BE IN DENOMINATIONS OF PRINCIPAL AMOUNT OF $1,000 AND ANY INTEGRAL MULTIPLE
   THEREOF. SEE INSTRUCTION 1.

-----------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SENIOR DISCOUNT DEBENTURES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
    Name of Tendering Institution ______________________________________________

    Account Number____________________                          Transaction Code
    Number____________________

    By crediting Senior Discount Debentures to the Exchange Agent's Acczount at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Senior Discount Debentures acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Senior Discount Debentures all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

/ /  CHECK HERE IF TENDERED SENIOR DISCOUNT DEBENTURES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
    Name(s) of Registered Holder(s) ____________________________________________
    Widow Ticket Number (if any) _______________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Eligible Institution that guaranteed delivery ______________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number____________________                          Transaction Code
Number____________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name: __________________________________________________________________________
Address: _______________________________________________________________________
                                         _______________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of the Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Senior Discount Debentures, it represents that the Senior Discount Debentures to be exchanged for Exchange Debentures were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Senior Discount Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Senior Discount Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Senior Discount Debentures as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact to cause the Senior Discount Debentures to be assigned, transferred and exchanged.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Discount Debentures tendered hereby and to acquire Exchange Debentures issuable upon the exchange of such tendered Senior Discount Debentures, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that (A) any Exchange Debentures acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Debentures, whether or not such person is the holder; (B) it is not an "affiliate" of the Issuers as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"); (C) it is not participating in, and does not intend to participate in, and has no arrangement or understanding with any Person to participate in, a distribution of the Senior Discount Debentures or the Exchange Debentures; and (D) if such holder is a broker or dealer registered under the Exchange Act, it will receive the Exchange Debentures for its own account in exchange for Senior Discount Debenture that were acquired as a result of market-making activities or other trading activities. Each broker-dealer referred to in clause (D) of the preceding sentence must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Debentures. The undersigned also warrants that acceptance of any tendered Senior Discount Debentures by the Issuers and the issuance of Exchange Debentures in exchange therefor shall constitute performance in full by the Issuers of certain of its obligations under the Registration Rights Agreement.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Debentures issued in exchange for the Senior Discount Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and (ii) any broker-dealer that purchases Debentures from the Issuers to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Debentures are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Debentures and are not participating in , and do not intend to participate in, the distribution of the Exchange Debentures. However, the Issuers do not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Company, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Debentures to be acquired pursuant to the Exchange Offer, (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Debentures. If the undersigned is a broker-dealer that will receive Exchange Debentures for its own account in exchange for Senior Discount Debentures, it represents that the Senior Discount Debentures to be exchanged for the Exchange Debentures were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Senior Discount Debentures tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan, or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (ii) is acquiring the Exchange Debentures for its own account for investment purposes (or for the account of the beneficial owner of such Exchange Debentures for investment purposes).

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Senior Discount Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Debentures (and, if applicable, substitute certificates representing Senior Discount Debentures for any Senior Discount Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Senior Discount Debentures, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Debentures (and, if applicable, substitute certificates representing Senior Discount Debentures for any Senior Discount Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Senior Discount Debentures."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SENIOR DISCOUNT DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SENIOR DISCOUNT DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Senior Discount Debentures not exchanged and/or Exchange Debentures are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Senior Discount Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: Exchange Debentures and/or Senior Discount Debentures to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________

                             (PLEASE TYPE OR PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
                                                   (ZIP CODE)

                         (Complete Substitute Form W-9)

  Credit unexchanged Senior Discount Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
                         (Book-Entry Transfer Facility)
                         Account Number, if applicable

-------------------------------------------
-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Senior Discount Debentures not exchanged and/or Exchange Debentures are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Senior Discount Debentures" on this Letter above.

  Mail: Exchange Debentures and/or Senior Discount Debentures to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                                   (ZIP CODE)

-----------------------------------------------------

    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR SENIOR DISCOUNT DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

x
-------------------------------------------
-------------------------------, 1998

x
-------------------------------------------
-------------------------------, 1998

        SIGNATURE(S) OF OWNER                          DATE

Area Code and Telephone Number
--------------------------------------------------

    If a holder is tendering any Senior Discount Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Senior Discount Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary ir representative capacity, please set forth full title. See Instruction 3.

    Name(s): ___________________________________________________________________

                                         _______________________________________
                             (PLEASE TYPE OR PRINT)

    Capacity: __________________________________________________________________

    Address: ___________________________________________________________________

                                         _______________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

    Signature(s) Guaranteed by

    an Eligible Institution: ___________________________________________________
                             (AUTHORIZED SIGNATURE)

                                         _______________________________________
                                    (TITLE)

                                         _______________________________________
                                (NAME AND FIRM)
    Dated: ___________________, 1998

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE THEIR
    11 5/8% SENIOR DISCOUNT DEBENTURES DUE 2009, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, FOR ANY AND ALL OUTSTANDING 9 1/4% SENIOR DISCOUNT
                             DEBENTURES DUE 2009 OF
              GROVE HOLDINGS LLC AND GROVE HOLDINGS CAPITAL, INC.

1.  DELIVERY OF THIS LETTER AND DEBENTURES; GUARANTEED DELIVERY PROCEDURES.

    This letter is to be completed by note holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Debentures" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Senior Discount Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Senior Discount Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by The Depository Trust Company (the "Book-Entry Transfer Facility") and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Senior Discount Debentures which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant.

    Noteholders whose certificates for Senior Discount Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Senior Discount Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Debentures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Senior Discount Debentures and the amount of Senior Discount Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Senior Discount Debentures, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Senior Discount Debentures, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    The method of delivery of this Letter, the Senior Discount Debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Senior Discount Debentures are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

    See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the Senior Discount Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Senior Discount Debentures to be tendered in the box above entitled "Description of Senior Discount Debentures -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Senior Discount Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Senior Discount Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Senior Discount Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Senior Discount Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter.

    If any tendered Senior Discount Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Senior Discount Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Debentures are to be issued, or any untendered Senior Discount Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

    ENDORSEMENTS ON CERTIFICATES FOR SENIOR DISCOUNT DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR A CLEARING AGENCY, INSURED CREDIT UNION, A SAVINGS ASSOCIATION OR A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (EACH AN "ELIGIBLE INSTITUTION").

    SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE SENIOR DISCOUNT DEBENTURES ARE TENDERED: (I) BY A REGISTERED HOLDER OF SENIOR DISCOUNT DEBENTURES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH SENIOR DISCOUNT DEBENTURES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Senior Discount Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Senior Discount Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Senior Discount Debentures by book-entry transfer may request that Senior Discount Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Senior Discount Debentures not exchanged will be returned to the name or address of the person signing this Letter.

5.  TAX IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose Senior Discount Debentures are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Debentures may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt holders of Senior Discount Debentures (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Senior Discount Debentures must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Senior Discount Debentures is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Senior Discount Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Debenture: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

6.  TRANSFER TAXES.

    The Issuers will pay all transfer taxes, if any, applicable to the transfer of Senior Discount Debentures to it or its order pursuant to the Exchange Offer. If, however, Exchange Debentures and/or substitute Senior Discount Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Senior Discount Debentures tendered hereby, or if tendered Senior Discount Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Senior Discount Debentures to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SENIOR DISCOUNT DEBENTURES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

    The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Senior Discount Debentures, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Senior Discount Debentures for exchange.

    Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Senior Discount Debentures nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED SENIOR DISCOUNT DEBENTURES.

    Any holder whose Senior Discount Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. INCORPORATION OF LETTER OF TRANSMITTAL.

    This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any Participant on behalf of itself and the beneficial owners of any Senior Discount Debentures so tendered.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                              PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK
SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT                   TIN:
FORM W-9               AND CERTIFY BY SIGNING AND DATING BELOW.               Social Security Number or Employer
DEPARTMENT OF                                                                        Identification Number
TREASURY
INTERNAL REVENUE
SERVICE
                       PART 2--TIN APPLIED FOR  / /
                       CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
PAYOR'S REQUEST FOR    (1) the number shown on this form is my correct Taxpayer Identification Number (or I am
TAXPAYER               waiting for a number to be issued to me).
IDENTIFICATION NUMBER  (2) I am not subject to backup withholding either because: (a) I am exempt from backup
("TIN") AND            withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
CERTIFICATION              that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                       (3) any other information provided on this form is true and correct.
                       SIGNATURE DATE
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------------   -----------------------------
Signature                                                     Date

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